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                                                                   EXHIBIT 10.37


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                         PETRO STOPPING CENTERS, L.P.
                          PETRO FINANCIAL CORPORATION
                                  as Issuers,
                                      and
                     STATE STREET BANK AND TRUST COMPANY,
                                  as Trustee


                          ---------------------------

                            SUPPLEMENTAL INDENTURE
                           Dated as of July 23, 1999

                          ---------------------------


                                 $135,000,000


                         10 1/2% Senior Notes Due 2007



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     This SUPPLEMENTAL INDENTURE is dated as of July 23, 1999, between PETRO
STOPPING CENTERS, L.P., a Delaware limited partnership (the "Company") and PETRO FINANCIAL CORPORATION, a Delaware corporation ("PFC," and together with the Company, the "Issuers"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as Trustee (the "Trustee").


                                    RECITALS
                                    --------

     WHEREAS, the Issuers and the Trustee entered into an Indenture, dated as of January 30, 1997 (the "Indenture"), pursuant to which the Issuers issued $135,000,000 in aggregate principal amount of 10 1/2% Senior Notes Due 2007, which were subsequently exchanged for substantially identical 10 1/2% Senior Notes Due 2007 that were registered under the Securities Act of 1933 (the "Notes") (capitalized terms used herein without definition have the respective meanings given to them in the Indenture);

     WHEREAS, Section 8.2 of the Indenture provides that with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes, the Issuers and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Indenture or of modifying in any manner the rights of the Holders under the Indenture, including the definitions therein, except in certain cases where consent of the Holder of each outstanding Note affected is required;

     WHEREAS, the Issuers and the Trustee desire to amend the Indenture with the consent of Holders of not less than a majority in aggregate principal amount of the outstanding Notes;

     WHEREAS, Holders of not less than a majority of the aggregate principal amount of the outstanding Notes have consented to this Supplemental Indenture; and

     WHEREAS, concurrently with the execution and delivery of this Supplemental Indenture, the "Recapitalization," as defined in the consent solicitation of the Issuers, dated June 15, 1999, is occurring.

     NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers and the Trustee covenant and agree for the benefit of each other and for the equal and proportionate benefit of the respective Holders of the Notes as follows:

                                   ARTICLE I

     Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes, including but not limited to discharge of the Indenture as provided in Article IX of the Indenture.

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     Section 1.02.  Effective as of the date hereof:

          (a) the definition of "Change of Control" shall be deleted in its entirety and replaced with the following:

               "Change of Control" means the occurrence of any of the following events: (i) prior to a Public Equity Offering, either (A) the Permitted Holders cease to be the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in the aggregate of a majority of the Common Interests in Holdings, whether as a result of issuance of securities of Holdings or any parent company of Holdings, any merger, consolidation, liquidation or dissolution of Holdings, any direct or indirect transfer of securities by Holdings or otherwise or (B) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than one or more Permitted Holders has the power or right to designate a majority of the members of Holdings' Board of Directors;
          (ii) after the consummation of a Public Equity Offering, (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (ii) such person or group shall be deemed to have "beneficial ownership" of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the Common Interests in Holdings and (B) the Permitted Holders "beneficially own" (as defined in this clause (ii)), directly or indirectly, in the aggregate a lesser percentage of the total Common Interests of Holdings than such other person or group; (iii) Holdings ceases to own directly or indirectly at least 99% of the total voting power and economic benefit of the Capital Interests of the Operating Partnership; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of Holdings was approved by a vote of a majority of the directors of Holdings then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 66 2/3% of Holdings' Board of Directors then in office; or (v) Holdings sells, conveys, transfers or leases (either in one transaction or a series of related transactions) all or substantially all of its assets to a Person other than a Restricted Subsidiary of Holdings or a Successor Entity in which a majority or more of the voting power of the Voting Interests is held by the Permitted Holders.

     Notwithstanding the foregoing, the "Recapitalization," as defined in the consent solicitation of the Issuers, dated June 15, 1999, and the closing of the transactions contemplated by the Recapitalization, shall not constitute a "Change of Control" for purposes of the Indenture.

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          (b)  the definition of "Cardwell Group" shall be deleted in its entirety and replaced with the following:

               "Cardwell Group" means J.A. Cardwell, Sr., James A. Cardwell, Jr. and their respective spouses, lineal descendants, estates and Affiliates, including Petro Inc. (a corporation wholly owned by J.A. Cardwell, Sr.), JAJCO II, Inc. (a company wholly owned by James A. Cardwell, Jr.).

          (c)  the following provisions shall be added to Section 1.01 of the
     Indenture:

               "Holdings" means Petro Stopping Centers Holdings L.P., a Delaware limited partnership.

               "Volvo Trucks" means Volvo Trucks of North America, Inc. and its Affiliates.

          (d) the definition of "Permitted Holders" shall be deleted in its entirety and replaced with the following:

               "Permitted Holders" means (i) the Cardwell Group, (ii) Mobil Oil and (iii) Volvo Trucks.

          (e) the definition of "Public Equity Offering" shall be deleted in its entirety and replaced with the following:

               "Public Equity Offering" means any underwritten public offering of Capital Interests of Holdings, the Company or a Successor Entity pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form) under the Securities Act.

          (f) the definition of "Successor Entity" shall be deleted in its entirety and replaced with the following:

               "Successor Entity" means a corporation or other entity that succeeds to and continues the business of Petro Stopping Centers, L.P. or Holdings, as the case may be.

          (g) Section 4.8(b)(vi) of the Indenture shall be deleted in its entirety and replaced with the following:

               (vi) the payment to Holdings of any dividend on the Capital Interests in the Company in an amount sufficient to allow the purchase, redemption, retirement or other acquisition for value by Holdings of Capital Interests in Holdings held by employees or former employees of Holdings, the Company or any Restricted Subsidiary (or their estates or beneficiaries under their estates) upon death, disability, retirement, termination of employment or pursuant to the terms of any agreement under which such Capital Interests were issued; provided that the

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          aggregate amount of any such dividends does not exceed $750,000 in any fiscal year; and

          (h)  a new Section 4.8(b)(viii) shall be added as follows:

               (vii) the payment to Holdings of any dividend on the Capital Interests in the Company in an amount sufficient to allow Holdings to pay its reasonable operating expenses (including, but not limited to, franchise fees, administrative expenses and expenses relating to any filings made or to be made by Holdings with the SEC).

                                  ARTICLE II

     Section 2.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms.

     Section 2.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated in their entirety herein and made applicable to the Trustee with respect hereto.

     Section 2.03 The Trustee has accepted the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the company and the Subsidiary Guarantor, or for or with respect to (a) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (b) the proper authorization hereof by the company and the Subsidiary Guarantor by corporate action or otherwise, (c) the execution hereof by the Company and the Subsidiary Guarantor, (d) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters and (e) the validity or sufficiency of the Solicitation or the consent solicitation materials or procedure in connection therewith.

     Section 2.04. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW RULES. THE ISSUERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN

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THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF
OR RELATING TO THIS SUPPLEMENTAL INDENTURE, AND IRREVOCABLY ACCEPT FOR
THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUERS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS
BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY HOLDER OF THE NOTES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUERS IN ANY OTHER JURISDICTION.

     Section 2.05. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

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                                  SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

                                    PETRO STOPPING CENTERS, L.P.

                                    By:__________________________________
                                    Name:
                                    Title:

                                    PETRO FINANCIAL CORPORATION

                                    By:__________________________________
                                    Name:
                                    Title:

STATE STREET BANK AND TRUST

COMPANY, as Trustee

By:______________________________
Name:
Title:

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